MREIC

Supplemental Information

June 30, 2011

MONMOUTH REAL ESTATE INVESTMENT CORPORATION
Juniper Business Plaza
3499 Route 9 North, Suite 3-C
Freehold, NJ 07728

MREIC

Table of Contents

	Page
Consolidated Balance Sheets	3
Consolidated Statements of Operations	4
FFO and FAD Reconciliation	5
Financial Highlights	6
Consolidated Statements of Cash Flows	7
Capital Structure and Leverage Ratios	8
Debt Maturity	9
Property Table by Tenant	10
Property Table by State	11
Lease Expirations	12
Property Table	13
Definitions	15
Press Release Dated August 8, 2011	16

The statement of operations and supplemental statement of operations provided in this supplemental information package present funds from operations, net operating income, EBITDA, funds available for distribution and net operating income, which are REIT industry financial measures that are not calculated in accordance with generally accepted accounting principles. Please see page 15 for a definition of these supplemental performance measures. Please see the supplemental statement of operations reconciliation for a reconciliation of certain captions in the supplemental statement of operations reported in this supplemental information package to the statement of operations as reported in the Company's filings with the SEC on Form 10-Q.

Consolidated Balance Sheets
(unaudited)

ASSETS	June 30, 2011	September 30, 2010
Real Estate Investments:		
Land	$82,129,278	$77,664,817
Buildings and Improvements, net of Accumulated Depreciation of $66,473,970 and $58,800,741, respectively	324,006,406	314,523,896
Total Real Estate Investments	**$406,135,684**	**$392,188,713**
Cash and Cash Equivalents	7,719,859	6,814,553
Securities Available for Sale at Fair Value	48,501,911	42,517,725
Tenant and Other Receivables	840,305	647,261
Deferred Rent Receivable	1,643,079	1,574,933
Loans Receivable, net	218,782	268,817
Prepaid Expenses	1,136,927	613,994
Financing Costs, net of Accumulated Amortization of $1,997,509 and $1,731,822, respectively	2,412,517	2,443,616
Lease Costs, net of Accumulated Amortization of $738,663 and $571,324, respectively	1,143,147	1,020,402
Intangible Assets, net of Accumulated Amortization of $5,583,154 and $4,697,265, respectively	5,494,385	5,835,274
Other Assets	1,336,489	193,509
TOTAL ASSETS	**$476,583,085**	**$454,118,797**
LIABILITIES AND SHAREHOLDERS' EQUITY		
Liabilities:		
Mortgage Notes Payable	$210,428,838	$210,577,861
Subordinated Convertible Debentures	8,940,000	13,990,000
Loans Payable	12,288,470	9,273,913
Accounts Payable and Accrued Expenses	1,839,202	2,088,853
Other Liabilities	3,386,808	2,675,698
Total Liabilities	**$236,883,318**	**$238,606,325**
Shareholders' Equity:		
Series A – 7.625% Cumulative Redeemable Preferred Stock, $53,493,750 and $33,062,500 liquidation value, respectively; 2,139,750 and 1,322,500, Shares Authorized, Issued and Outstanding, respectively	$53,493,750	$33,062,500
Common Stock – $.01 Par Value, 50,000,000 and 40,000,000 Shares Authorized; 35,951,080 and 33,956,138 Shares Issued and 35,946,080 and 33,951,138 Shares Outstanding, respectively	359,510	339,561
Excess Stock – $.01 Par Value, 5,000,000 Shares Authorized; No Shares Issued or Outstanding	-	-
Additional Paid – In Capital	177,272,887	170,743,069
Treasury Stock at Cost (5,000 Shares)	(24,905)	(24,905)
Accumulated Other Comprehensive Income	9,745,226	10,116,057
Loans to Officers, Directors and Key Employees	(1,171,876)	(1,201,563)
Undistributed Income	-	-
Total MREIC'S Shareholders' Equity	**$239,674,592**	**$213,034,719**
Noncontrolling Interest	25,175	2,477,753
Total Shareholders' Equity	**$239,699,767**	**$215,512,472**
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	**$476,583,085**	**$454,118,797**

Third Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Consolidated Statements of Operations

(unaudited)

	Three Months Ended		Nine Months Ended	
	6/30/2011	6/30/2010	6/30/2011	6/30/2010
INCOME:				
Rental Revenue	$10,190,087	$9,426,447	$30,457,378	$27,886,349
Reimbursement Revenue	1,962,312	2,173,437	6,013,365	5,837,120
TOTAL INCOME	**12,152,399**	**11,599,884**	**36,470,743**	**33,723,469**
EXPENSES:				
Real Estate Taxes	1,839,806	1,974,030	5,479,677	5,306,965
Operating Expenses	550,943	534,562	1,820,296	1,420,044
General & Administrative Expense	918,517	1,321,213	3,015,579	2,760,615
Acquisition Costs	-	173,057	405,474	446,861
Depreciation	2,585,948	2,342,380	7,690,311	6,875,956
Amortization	467,998	420,881	1,360,643	1,229,915
TOTAL EXPENSES	**6,363,212**	**6,766,123**	**19,771,980**	**18,040,356**
OTHER INCOME (EXPENSE):				
Interest and Dividend Income	742,343	679,924	2,229,702	1,819,070
Gain on Securities Transactions, net	1,282,760	672,177	5,091,285	1,782,749
Interest Expense	(3,704,931)	(3,769,964)	(11,262,720)	(11,162,958)
TOTAL OTHER INCOME (EXPENSE)	**(1,679,828)**	**(2,417,863)**	**(3,941,733)**	**(7,561,139)**
NET INCOME	**4,109,359**	**2,415,898**	**12,757,030**	**8,121,974**
Less: Net Income Attributable to Noncontrolling Interests	14,055	52,362	61,408	151,628
NET INCOME ATTRIBUTABLE TO MREIC SHAREHOLDERS	**4,095,304**	**2,363,536**	**12,695,622**	**7,970,346**
Less: Preferred Dividend	1,019,805	630,304	3,059,414	1,890,911
NET INCOME ATTRIBUTABLE TO MREIC COMMON SHAREHOLDERS	**$3,075,499**	**$1,733,232**	**$9,636,208**	**$6,079,435**

Third Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Third Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Financial Highlights

(unaudited)

	Three Months Ended		Nine Months Ended	
	6/30/2011	6/30/2010	6/30/2011	6/30/2010
Weighted Average Shares Outstanding				
Basic	35,488,839	32,022,851	34,706,488	29,268,272
Diluted	35,545,319	32,045,830	34,759,647	29,279,451
Net Income Attributable to MREIC Common Shareholders	$3,075,499	$1,733,232	$9,636,208	$6,079,435
Basic	$0.09	$0.05	$0.28	$0.21
Diluted	0.09	0.05	0.28	0.21
Funds From Operations - FFO	$5,957,283	$4,346,855	$18,212,408	$13,752,898
Basic	$0.17	$0.14	$0.52	$0.47
Diluted	0.17	0.14	0.52	0.47
FFO Excluding Gains on Securities Transactions, net	$4,674,523	$3,674,678	$13,121,123	$11,970,149
Basic	$0.13	$0.11	$0.38	$0.41
Diluted	0.13	0.11	0.38	0.41
Funds Available for Distribution - FAD	$4,729,772	$3,490,144	$13,112,776	$11,600,181
Basic	$0.13	$0.11	$0.38	$0.40
Diluted	0.13	0.11	0.38	0.40
Dividends Declared per Common Share	$0.15	$0.15	$0.30	$0.30

Third Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Consolidated Statements of Cash Flows

(unaudited)

	Nine Months Ended	
	6/30/2011	6/30/2010
CASH FLOWS FROM OPERATING ACTIVITIES		
Net Income	$12,757,030	$8,121,974
Noncash Items Included in Net Income:		
Depreciation	7,690,311	6,875,956
Amortization	1,385,799	1,255,243
Stock Compensation Expense	97,187	10,728
Gain on Securities Transactions, net	(5,091,285)	(1,782,749)
Changes In:		
Tenant, Deferred Rent and Other Receivables	(261,190)	(447,817)
Prepaid Expenses	(522,933)	(195,022)
Other Assets and Lease Costs	(346,764)	133,230
Accounts Payable, Accrued Expenses and Other Liabilities	461,459	730,983
NET CASH PROVIDED BY OPERATING ACTIVITIES	$16,169,614	$14,702,526
CASH FLOWS FROM INVESTING ACTIVITIES		
Purchase of Real Estate and Intangible Assets	(10,856,474)	(48,224,470)
Capital Improvements & Purchases of Equipment	(747,821)	(727,915)
Purchase of Noncontrolling Interest	(4,138,291)	(948,802)
Deposits on Aquisition of Real Estate	(1,062,300)	-
Collections on Loans Receivable	55,722	98,253
Proceeds from Sale of Securities Available for Sale	15,014,219	9,416,118
Purchase of Securities Available for Sale	(16,277,951)	(12,154,669)
NET CASH USED IN INVESTING ACTIVITIES	$(18,012,896)	$(52,541,485)
CASH FLOWS FROM FINANCING ACTIVITIES		
Net Proceeds from (Payments on) Loans Payable	3,014,557	(10,275,865)
Repurchase of Subordinated Convertible Debentures	(5,050,000)	-
Proceeds from Mortgages	3,000,000	27,100,000
Principal Payments on Mortgages	(13,727,010)	(9,929,574)
Financing Costs Paid on Debt	(301,472)	(535,626)
Net Distributions to Noncontrolling Interests	(140,736)	(263,547)
Proceeds from the Exercise of Stock Options	2,181,483	764,296
Proceeds from Registered Direct Placement of Common Stock, net of offering costs	-	38,643,849
Proceeds from Issuance of Common Stock, net of reinvestments	9,563,446	9,334,654
Proceeds from Registered Direct Placement of Preferred Stock, net of offering costs	18,942,626	-
Preferred Dividends Paid	(3,059,414)	(1,890,911)
Common Stock Distributions Paid, net of reinvestments	(11,674,892)	(9,972,218)
NET CASH PROVIDED BY FINANCING ACTIVITIES	$2,748,588	$42,975,058
NET INCREASE IN CASH AND CASH EQUIVALENTS	905,306	5,136,099
CASH AND CASH EQUIVALENTS		
BEGINNING OF PERIOD	6,814,553	6,080,888
END OF PERIOD	$7,719,859	$11,216,987

Third Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Capital Structure and Leverage Ratios
(unaudited)

	As of 6/30/2011	As of 6/30/2010	As of 9/30/2010
Mortgage Notes Payable	$210,428,838	$213,984,835	$210,577,861
Loans Payable	12,288,470	8,787,885	9,273,913
Subordinated Convertible Debentures	8,940,000	13,990,000	13,990,000
Total Debt	231,657,308	236,762,720	233,841,774
Noncontrolling Interest	25,175	2,502,511	2,477,753
Series A - 7.625% Cumul. Redeemable Preferred	53,493,750	33,062,500	33,062,500
Common Stock, Paid-in-Capital & Other	186,180,842	176,135,980	179,972,219
Total MREIC's Shareholders' Equity	239,674,592	209,198,480	213,034,719
Total Book Capitalization	471,357,075	448,463,711	449,354,246
Accumulated Depreciation	66,473,970	55,160,983	58,800,741
Total Undepreciated Book Capitalization	**$537,831,045**	**$503,624,694**	**$508,154,987**
Shares Outstanding	35,946,080	33,435,046	33,951,138
Market Price Per Share	$8.45	$7.39	$7.82
Equity Market Capitalization	$303,744,376	$247,084,990	$265,497,899
Total Debt	231,657,308	236,762,720	233,841,774
Noncontrolling Interest	25,175	2,502,511	2,477,753
Preferred	53,493,750	33,062,500	33,062,500
Total Market Capitalization	**$588,920,609**	**$519,412,721**	**$534,879,926**
Total Debt	$231,657,308	$236,762,720	$233,841,774
less: Cash and Cash Equivalents	7,719,859	11,216,987	6,814,553
Net Debt	**$223,937,449**	**$225,545,733**	**$227,027,221**
Net Debt / Undepreciated Book Capitalization	41.6%	44.8%	44.7%
Net Debt / Total Market Capitalization	38.0%	43.4%	42.4%
Net Debt + Preferred / Total Market Capitalization	47.1%	49.8%	48.6%

	Three Months Ended (unaudited)		**Fiscal Year Ended (unaudited)**
	6/30/2011	**6/30/2010**	**9/30/2010**
Net Income	$4,109,359	$2,415,898	$11,215,252
plus: Depreciation & Amortization (includes Discontinued Operations)	3,053,946	2,763,261	11,212,073
plus: Interest Expense (includes Discontinued Operations)	3,704,931	3,769,964	14,946,293
plus: Acquisition Costs	-	173,057	459,030
less: Gain On Securities Transactions, net	(1,282,760)	(672,177)	(2,609,149)
EBITDA	**$9,585,476**	**$8,450,003**	**$35,223,499**
Interest Expense	$3,704,931	$3,769,964	$14,946,293
Preferred Dividend	1,019,805	630,304	2,521,214
Total Fixed Charges	**$4,724,736**	**$4,400,268**	**$17,467,507**
Interest Coverage	**2.6 x**	**2.2 x**	**2.4 x**
Fixed Charge Coverage	**2.0 x**	**1.9 x**	**2.0 x**
Total Debt	$231,657,308	$236,762,720	$233,841,774
Annualized EBITDA	38,341,904	33,800,012	35,223,499
Total Debt / EBITDA	**6.0 x**	**7.0 x**	**6.6 x**

Third Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Third Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Property Table by Tenant

(unaudited)

Tenant	Property Count	Square Footage	% of Total Sq. Ft.	Annual Rent	% of Total Ann. Rent	Rent Per Sq. Ft. Occup.	Undepreciated Cost	Mortgage Balance
FedEx	34	3,393,060	45.7%	$22,132,000	55.1%	$6.52	$260,315,985	$120,831,144
Mead Corporation	1	388,671	5.2%	1,204,000	3.0%	3.10	12,553,964	3,959,854
CBOCS Distribution, Inc.	1	381,240	5.1%	1,364,000	3.4%	3.58	14,215,126	8,545,002
Coca Cola / Western Container	2	328,211	4.4%	1,580,000	3.9%	4.81	18,328,843	8,555,095
Norton McNaughton of Squire, Inc.	1	306,000	4.1%	1,301,000	3.2%	4.25	12,972,474	7,095,219
Carrier Sales	2	244,317	3.3%	1,819,000	4.5%	7.45	22,110,915	11,070,297
Kellogg Company	4	238,664	3.2%	1,455,000	3.6%	6.10	17,434,748	6,727,282
Caterpillar Logistics Services, Inc.	1	217,970	2.9%	1,169,000	2.9%	5.36	14,868,857	8,625,661
Anheuser-Busch, Inc.	1	184,800	2.5%	769,000	1.9%	4.16	12,386,675	4,509,323
Carlisle Tire & Wheel Company	1	179,280	2.4%	675,000	1.7%	3.77	7,020,401	2,642,899
Home Depot USA, Inc.	1	171,200	2.3%	875,000	2.2%	5.11	11,242,162	5,373,383
HD Supply, Inc.	1	160,000	2.2%	594,000	1.5%	3.71	5,483,272	1,997,291
Maidenform, Inc.	1	148,000	2.0%	396,000	1.0%	2.68	4,859,862	3,482,863
Pittsburgh Glass Works	1	102,135	1.4%	449,000	1.1%	4.40	3,900,602	-
National Oilwell	1	91,295	1.2%	721,000	1.8%	7.90	8,052,355	4,956,696
Joseph T. Ryerson	1	89,052	1.2%	614,000	1.5%	6.89	6,809,488	2,603,759
DHL	1	83,000	1.1%	562,000	1.4%	6.77	6,771,524	3,906,051
Sherwin-Williams Company	2	78,864	1.1%	625,000	1.6%	7.93	7,087,530	2,125,411
Macy's East, Inc.	1	59,400	0.8%	451,000	1.1%	7.59	4,839,501	2,590,474
MagiKitch'n	1	37,660	0.5%	286,000	0.7%	7.59	2,820,000	-
Keystone Automotive	1	36,150	0.5%	129,000	0.3%	3.57	2,164,515	-
Graybar Electric Company	1	26,340	0.4%	109,000	0.3%	4.14	1,850,270	-
Various	2	334,247	4.5%	903,000	2.2%	3.80	5,024,909	-
Vacant	2	138,760	1.9%	-	-	-	9,484,610	831,134
Total as of 6/30/11	**65**	**7,418,316**	**100.0%**	**$40,182,000**	**100.0%**	**$5.59**	**$472,598,588**	**$210,428,838**

Third Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Property Table by State

(unaudited)

State	Property Count	Square Footage	% of Total Sq. Ft.	Annual Rent	% of Total Ann. Rent	Rent Per Sq. Ft. Occup.	Undepreciated Cost	Mortgage Balance
Tennessee	3	898,915	12.1%	$3,015,000	7.5%	$3.35	$33,582,397	$20,660,355
Florida	9	786,188	10.6%	5,189,000	12.9%	6.60	66,422,242	38,278,052
Illinois	7	720,416	9.7%	4,765,000	11.9%	6.61	60,949,659	20,291,446
Missouri	4	654,073	8.8%	2,021,000	5.0%	3.64	28,469,550	7,682,143
South Carolina	3	510,560	6.9%	3,000,000	7.5%	5.88	32,294,144	13,805,567
North Carolina	4	455,067	6.1%	1,627,000	4.0%	3.93	19,196,327	8,822,192
Texas	3	367,466	5.0%	2,907,000	7.2%	7.91	33,528,624	20,912,952
Pennsylvania	2	329,134	4.4%	734,000	1.8%	3.13	6,487,412	-
Georgia	3	307,660	4.1%	1,764,000	4.4%	5.73	21,976,174	11,441,377
Virginia	4	305,770	4.1%	1,908,000	4.7%	6.24	22,905,783	6,925,003
Arizona	1	288,211	3.9%	1,248,000	3.1%	4.33	14,649,000	6,158,606
Ohio	3	267,903	3.6%	1,600,000	4.0%	5.97	19,247,675	11,284,544
Michigan	2	265,371	3.6%	1,655,000	4.1%	6.24	20,900,721	13,945,089
Kansas	2	219,280	3.0%	1,007,000	2.5%	4.59	10,700,244	5,039,388
New York	2	155,381	2.1%	1,319,000	3.3%	8.49	14,622,591	1,676,420
Maryland	1	149,384	2.0%	1,426,000	3.5%	9.55	14,362,239	8,397,305
Wisconsin	1	139,564	1.9%	901,000	2.2%	6.46	9,367,024	1,959,167
Colorado	2	138,235	1.9%	1,208,000	3.0%	8.74	13,540,091	5,026,506
New Jersey	2	102,173	1.4%	906,000	2.3%	9.03	6,196,998	2,590,474
Nebraska	1	88,140	1.2%	535,000	1.3%	6.07	5,689,405	1,019,083
Mississippi	2	62,340	0.8%	249,000	0.6%	3.99	3,328,270	-
Minnesota	1	59,425	0.8%	433,000	1.1%	7.29	5,157,126	1,693,212
Alabama	1	56,698	0.8%	278,000	0.7%	4.90	3,469,918	1,699,436
Connecticut	1	54,812	0.7%	358,000	0.9%	6.53	3,390,459	1,120,521
Iowa	1	36,150	0.5%	129,000	0.3%	3.57	2,164,515	-
Total as of 6/30/11	**65**	**7,418,316**	**100.0%**	**$40,182,000**	**100.0%**	**$5.59**	**$472,598,588**	**$210,428,838**

Third Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Third Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Property Table

(unaudited)

No	Tenant	City	State	Fiscal Year Acquisition	Occup.	Square Footage	Annual Rent	Rent Per Sq. Ft. Occup.	Lease Exp. Term	Undepreciated Cost	Mortgage Balance
1	FedEx	Memphis	TN	2010	100.0%	449,900	$1,281,000	$2.85	7.9 Yrs	$14,600,000	$9,526,197
2	Mead Corporation	St. Joseph	MO	2001	100.0%	388,671	1,204,000	3.10	4.4 Yrs	12,553,964	3,959,854
3	CBOCS Distribution, Inc.	Lebanon	TN	2011	100.0%	381,240	1,364,000	3.58	13.0 Yrs	14,215,126	8,545,002
4	Norton McNaughton of Squire, Inc.	Hanahan	SC	2005	100.0%	306,000	1,301,000	4.25	3.8 Yrs	12,972,474	7,095,219
5	Various	Monaca	PA	1997	67.4%	291,474	448,000	2.28	1.9 Yrs	3,667,412	-
6	Western Container Corp	Tolleson	AZ	2003	100.0%	288,211	1,248,000	4.33	5.8 Yrs	14,649,000	6,158,606
7	Caterpillar Logistics Services, Inc.	Griffin	GA	2006	100.0%	217,970	1,169,000	5.36	5.4 Yrs	14,868,857	8,625,661
8	Fedex Ground Package System. Inc	Orion	MI	2007	100.0%	193,371	1,285,000	6.65	6.0 Yrs	16,683,289	10,945,089
9	Anheuser-Busch, Inc.	Granite City	IL	2001	100.0%	184,800	769,000	4.16	4.9 Yrs	12,386,675	4,509,323
10	Carrier Sales	Dallas	TX	2010	100.0%	184,317	1,518,000	8.24	7.5 Yrs	17,740,000	11,070,297
11	Carlisle Tire & Wheel Company	Edwardsville	KS	2003	100.0%	179,280	675,000	3.77	1.9 Yrs	7,020,401	2,642,899
12	Home Depot USA, Inc.	Montgomery	IL	2007	100.0%	171,200	875,000	5.11	4.0 Yrs	11,242,162	5,373,383
13	Fedex Ground Package System. Inc	Tampa	FL	2004	100.0%	170,779	1,412,000	8.27	7.6 Yrs	17,714,863	9,747,097
14	HD Supply, Inc.	Monroe	NC	2001	100.0%	160,000	594,000	3.71	5.3 Yrs	5,483,272	1,997,291
15	Fedex Ground Package System. Inc	Beltsville	MD	2001	100.0%	149,384	1,426,000	9.55	7.1 Yrs	14,362,239	8,397,305
16	Maidenform, Inc.	Fayetteville	NC	1997	100.0%	148,000	396,000	2.68	1.5 Yrs	4,859,862	3,482,863
17	Fedex Ground Package System. Inc	Cudahy	WI	2001	100.0%	139,564	901,000	6.46	6.0 Yrs	9,367,024	1,959,167
18	Federal Express Corporation	Wheeling	IL	2007	100.0%	123,000	1,386,000	11.27	5.9 Yrs	18,513,232	5,284,835
19	Federal Express Corporation	Richmond	VA	2001	100.0%	112,870	677,000	6.00	3.3 Yrs	7,690,826	2,222,223
20	FedEx Ground	Ft. Mill	SC	2010	100.0%	112,784	1,024,000	9.08	8.3 Yrs	11,715,000	4,356,631
21	Federal Express Corporation	Orlando	FL	2008	100.0%	110,638	646,000	5.84	6.4 Yrs	8,470,908	5,376,637
22	Federal Express Corporation	Winston-Salem	NC	2002	100.0%	106,507	637,000	5.98	0.5 Yrs	6,655,193	3,342,038
23	Fedex Ground Package System. Inc	Cheektowaga	NY	2007	100.0%	104,981	966,000	9.20	8.2 Yrs	10,923,550	1,676,420
24	RPS Ground (FDX)	West Chester Twp	OH	2000	100.0%	103,818	499,000	4.81	2.2 Yrs	5,061,253	3,125,747
25	Pittsburgh Glass Works	O' Fallon	MO	1994	100.0%	102,135	449,000	4.40	1.0 Yrs	3,900,602	-
26	Vacant	Liberty	MO	1998	-	98,200	-	na	na	7,286,610	831,134
27	Federal Express Corporation	Jacksonville	FL	1999	100.0%	95,883	575,000	6.00	1.9 Yrs	6,095,806	2,854,673
28	Federal Express Corporation	Tampa	FL	2006	100.0%	95,662	572,000	5.98	6.3 Yrs	7,538,417	4,970,284
29	Fedex Ground Package System. Inc	El Paso	TX	2007	100.0%	91,854	668,000	7.27	4.3 Yrs	7,736,269	4,885,959
30	Fedex Ground Package System. Inc	Hanahan	SC	2005	100.0%	91,776	675,000	7.35	7.1 Yrs	7,606,670	2,353,717
31	National Oilwell	Houston	TX	2010	100.0%	91,295	721,000	7.90	11.3 Yrs	8,052,355	4,956,696
32	Fedex Ground Package System. Inc	Ft. Myers	FL	2003	100.0%	90,020	400,000	4.44	0.3 Yrs	4,465,479	2,292,021
33	Fedex Ground Package System. Inc	Cocoa	FL	2008	100.0%	89,101	739,000	8.29	5.4 Yrs	10,521,455	6,431,029
34	Joseph T. Ryerson	Elgin	IL	2002	100.0%	89,052	614,000	6.89	5.6 Yrs	6,809,488	2,603,759
35	Federal Express Corporation	Omaha	NE	1999	100.0%	88,140	535,000	6.07	2.3 Yrs	5,689,405	1,019,083
36	Federal Express Corporation	Bedford Heights	OH	2007	100.0%	84,600	456,000	5.39	2.2 Yrs	5,986,039	3,496,555
37	DHL	Roanoke	VA	2007	100.0%	83,000	562,000	6.77	5.4 Yrs	6,771,524	3,906,051
38	Fedex Ground Package System. Inc	Richfield	OH	2006	100.0%	79,485	645,000	8.11	5.3 Yrs	8,200,383	4,662,242
39	Federal Express Corporation	Schaumburg	IL	1997	100.0%	73,500	496,000	6.75	5.8 Yrs	4,910,572	394,735
40	Federal Express Corporation	Romulus	MI	1998	100.0%	72,000	370,000	5.14	9.9 Yrs	4,217,432	3,000,000
41	Fedex Ground Package System. Inc	Denver	CO	2005	100.0%	69,865	564,000	8.07	7.1 Yrs	6,351,451	2,406,812
42	Kellogg Sales Company	Tampa	FL	2007	100.0%	68,385	376,000	5.50	0.5 Yrs	5,616,874	2,715,606
43	Fedex Ground Package System. Inc	Colorado Springs	CO	2006	100.0%	68,370	644,000	9.42	7.3 Yrs	7,188,640	2,619,694
44	Federal Express Corporation	Chattanooga	TN	2007	100.0%	67,775	370,000	5.46	1.3 Yrs	4,767,271	2,589,156
45	Sherwin-Williams Company	Rockford	IL	2011	100.0%	66,387	464,000	6.99	12.5 Yrs	5,540,000	1,899,920
46	Kellogg Sales Company	Kansas City	MO	2007	100.0%	65,067	368,000	5.66	1.1 Yrs	4,728,374	2,891,155
47	Carrier Sales	Richmond	VA	2007	100.0%	60,000	301,000	5.02	4.9 Yrs	4,370,915	-
48	Federal Express Corporation	White Bear Lake	MN	2007	100.0%	59,425	433,000	7.29	1.4 Yrs	5,157,126	1,693,212
49	Macy's East, Inc.	Carlstadt	NJ	2007	100.0%	59,400	451,000	7.59	2.8 Yrs	4,839,501	2,590,474
50	Fedex Ground Package System. Inc	Augusta	GA	2005	100.0%	59,358	453,000	7.63	7.0 Yrs	5,326,374	1,712,042
51	Fedex Ground Package System. Inc	Huntsville	AL	2005	100.0%	56,698	278,000	4.90	3.2 Yrs	3,469,918	1,699,436

Third Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Third Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Third Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

FOR IMMEDIATE RELEASE

August 8, 2011

Contact:  Susan Jordan

   732-577-9996

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

REPORTS RESULTS FOR THE THIRD QUARTER ENDED JUNE 30, 2011

FREEHOLD, NJ,August 8, 2011........Monmouth Real Estate Investment Corporation (NYSE/MNR) reported net income attributable to common shareholders was $3,075,000 or $.09 per common share for the three months ended June 30, 2011 as compared to net income attributable to common shares of $1,733,000 or $.05 per common share for the three months ended June 30, 2010.  Funds from operations (FFO) were $5,957,000 or $.17 per share for the three months ended June 30, 2011, as compared to $4,347,000 or $.14 per share for the three months ended June 30, 2010.  Excluding gains on securities transactions, FFO was $.13 per share for the three months ended June 30, 2011 compared to $.11 for the three months ended June 30, 2010.  FFO was $.52 per share for the nine months ended June 30, 2011 as compared to $.47 per share for the nine months ended June 30, 2010.

A summary of significant financial information for the three and nine months ended June 30, 2011 and 2010 is as follows:

	Three Months Ended June 30,
	2011	2010
Rental and Reimbursement Revenue	$12,152,000	$11,600,000
Total Expenses	$6,363,000	$6,766,000
Interest and Dividend Income	$742,000	$680,000
Gain on Securities Transactions, net	$1,283,000	$672,000
Net Income Attributable to Common Shareholders	$3,075,000	$1,733,000
Net Income Attributable to Common Shareholders Per Common Share	$.09	$.05
FFO (1)	$5,957,000	$4,347,000
FFO Per Common Share (1)	$.17	$.14
Weighted Avg. Diluted Common Shares Outstanding	35,545,000	32,046,000

       (continued on next page)

Third Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

	Nine Months Ended
	June 30,

	2011	2010
Rental and Reimbursement Revenue	$36,471,000	$33,723,000
Total Expenses	$19,772,000	$18,040,000
Interest and Dividend Income	$2,230,000	$1,819,000
Gain on Securities Transactions, net	$5,091,000	$1,783,000
Net IncomeAttributable to Common Shareholders	$9,636,000	$6,079,000
Net IncomeAttributable to Common Shareholders Per Common Share	$.28	$.21
FFO (1)	$18,212,000	$13,752,000
FFO Per Common Share (1)	$.52	$.47
Weighted Avg. Diluted Common Shares Outstanding	34,760,000	29,279,000

A summary of significant balance sheet information as of June 30, 2011 and September 30, 2010 is as follows:

	June 30, 2011	September 30, 2010
Total Real Estate Investments	$406,136,000	$392,189,000
Securities Available for Sale	$48,502,000	$42,518,000
Total Assets	$476,583,000	$454,119,000
Mortgage Notes Payable	$210,429,000	$210,578,000
Subordinated Convertible Debentures	$8,940,000	$13,990,000
Loans Payable	$12,288,000	$9,274,000
Total Shareholders’ Equity	$239,700,000	$215,512,000

Eugene W. Landy, President, commented on the results of the third quarter ended June 30, 2011, “We are very pleased with the results of our third quarter. FFO per share is up 21% year over year for the 3 month period and 11% for the 9 month period. Our portfolio of net-leased industrial properties on long-term leases primarily to investment grade tenants continued to perform well with occupancy increasing 100 basis points over the prior year period from 96% to 97% currently. We also have a strong investment pipeline in place that should help drive our growth going forward.”

Monmouth Real Estate Investment Corporation, a real estate investment trust (REIT) specializing in net-leased industrial properties, will host its Third Quarter 2011 Financial Results Webcast and Conference Call.  Senior management will discuss quarterly results, current market conditions and future outlook on Tuesday, August 9, 2011 at 10:00 a.m. Eastern Time.

Monmouth Real Estate’s third quarter financial results and supplemental information herewith will be available on the company website at www.mreic.com in the “Financial Information &Filings” section.

       (continued on next page)

Third Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

To participate in the webcast select the microphone icon at the top of the homepage on the company’s website at www.mreic.com.  Interested parties can also participate via conference call by calling toll free 877-317-6789 (domestically) or 412-317-6789 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Tuesday, August 9, 2011.  It will be available until September 9, 2011, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 451618.  A transcript of the call and the webcast replay will be available at the company’s website, www.mreic.com.

Monmouth Real Estate Investment Corporation, which was organized in 1968, is a publicly-owned real estate investment trust specializing in net-leased industrial properties subject to long-term leases primarily to investment grade tenants.   The Company’s portfolio consists of sixty-four industrial properties and one shopping center located in twenty-five states.  In addition, the Company owns a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. Factors and risks that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Notes:

(1)  Non-GAAP Information:  Funds from operations (FFO) is defined as net income (loss) applicable to common shareholders, excluding gains or losses from sales of depreciable assets, plus real estate-related depreciation and amortization.   FFO per share is defined as FFO divided by weighted average shares outstanding.  FFO and FFO per share should be considered as supplemental measures of operating performance used by real estate investment trusts (REITs).  FFO and FFO per share exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have different cost basis.  The items excluded from FFO and FFO per share are significant components in understanding the Company’s financial performance.

(continued on next page)

Third Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

FFO and FFO per share (A) do not represent cash flow from operations as defined by generally accepted accounting principles; (B) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (C) are not alternatives to cash flow as a measure of liquidity.  FFO and FFO per share, as calculated by the Company, may not be comparable to similarly entitled measures reported by other REITs.

The Company’s FFO for the three and six months ended March 31, 2011 and 2010 is calculated as follows:

	Three Months Ended		Nine Months Ended

	6/30/11	6/30/10	6/30/11	6/30/10

Net Income	4,109,000	2,416,000	12,757,000	8,122,000
Income to Noncontrolling Interest	(14,000)	(52,000)	(61,000)	(152,000)
Preferred Dividend	(1,020,000)	(630,000)	(3,059,000)	(1,891,000)
Depreciation Expense	2,585,000	2,342,000	7,690,000	6,876,000
Amortization of In-Place Lease Intangible Assets	297,000	271,000	885,000	798,000
FFO	$5,957,000	$4,347,000	$18,212,000	$13,753,000

The following are the cash flows provided (used) by operating, investing and financing activities for the nine months ended June 30, 2011 and 2010:

	Nine Months Ended
	2011	2010

Operating Activities	$16,170,000	$14,703,000
Investing Activities	(18,013,000)	(52,541,000)
Financing Activities	2,749,000	42,975,000

(continued on next page)

Third Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

The following is the net income (loss) per common share for the three and nine months ended June 30, 2011 and 2010:

	Three Months Ended		Nine Months Ended
	6/30/11	6/30/10	6/30/11	6/30/10

BASIC INCOME – PERSHARE
Net Income	$.12	$.07	$.37	$.28
Less: Net Income Attributable to
Noncontrolling Interests	(-0-)	(-0-)	(-0-)	(.01)
Net Income Attributable to	.12
MREIC’s Shareholders		.07	.37	.27
Less: Preferred Dividend	(.03)	(.02)	(.09)	(.06)
Net Income Attributable to MREIC’s Common Shareholders - Basic	$.09	$.05	$.28	$.21

DILUTED INCOME – PERSHARE
Net Income	$.12	$.07	$.37	$.28
Less: Net Income Attributable to
Noncontrolling Interests	(-0-)	(-0-)	(-0-)	(.01)
Net Income Attributable to	.12
MREIC’s Shareholders		.07	.37	.27
Less: Preferred Dividend	(.03)	(.02)	(.09)	(.06)
Net Income Attributable to MREIC’s Common Shareholders - Diluted	$.09	$.05	$.28	$.21

# # # # #

20

Third Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.